EXHIBIT 99.1

Matrixx Initiatives, Inc. 2001 Long-Term Incentive Plan
Grant of Incentive Stock Option

     THIS GRANT, dated as of ___, 200_, is between Matrixx Initiatives, Inc., a Delaware corporation (“Company”), and ___(the “Grantee”).

     WHEREAS, the Board of Directors of Gum Tech International, Inc. (the predecessor to the Company), Previously adopted the Gum Tech International, Inc. Long-Term Incentive Plan;

     WHEREAS, on June 18, 2002, Gum Tech International, Inc. merged with the Company and the name was changed to Matrixx Initiatives, Inc. and by operation of law, the Gum Tech International, Inc. Long-Term Incentive Plan, as amended became the Matrixx Initiatives, Inc. Long-Term Incentive Plan (“Plan”);

     WHEREAS, the Plan provides for the granting of incentive stock options by a committee to be appointed by the Company’s Board (the “Committee”) to selected employees of the Company to purchase or to exercise certain rights with respect to, shares of the Common Stock of the Company, no par value per share (the “Stock”), in accordance with the terms and provisions thereof; and

     WHEREAS, the Committee considers the Grantee to be a person who is eligible for a grant of stock options under the Plan, and has determined that it would be in the best interest of the Company to grant the stock options documented herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Grant of Option; Vesting

     Subject to the terms and conditions hereinafter set forth, the Company, with the approval and at the direction of the Committee, hereby grants to the Grantee, as of the Date of Grant but subject to the vesting described in this Section 1, an option to purchase up to ___shares of Stock at a price of $       per share, the fair market value of such shares at the time of the grant. Such option is hereinafter referred to as the “Option” and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the “the Option Shares.” Subject to the limitations set forth in Section 2, the Option shall become vested and exercisable in accordance with the following schedule:___. Notwithstanding the foregoing, all then unvested Options shall become vested and exercisable upon the date on which a Change of Control, as defined by the Plan, occurs.

     The vesting shall occur only if the Grantee remains employed by the Company on the date of the vesting and has continuously remained an employee since the Date of Grant.

     The Option granted under this Agreement is intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (“Code”).

Section 2. Termination of Option

     2.1 The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void on ___(the “Option Term”).

     2.2 In the event of the death or disability of the Grantee, the Option may be exercised by the Grantee or the Grantee’s legal representative(s) at any time within the one year anniversary date of the Grantee’s death or disability, but only to the extent that the Option is exercisable by the Grantee at the date of death or disability, provided that the Option must be exercised before the last day of the Option Term.

     2.3 In the event that Grantee is no longer an employee of the Company, the Option may be exercised by the Grantee or the Grantee’s legal representative(s) at any time within 90 days after the Grantee is no longer an employee but only to the extent that the Option is exercisable at the date the Grantee terminates employment with the Company, provided that the Option must be exercised before the last day of the Option Term.

     2.4 Notwithstanding any other provisions set forth herein or in the Plan, if the Grantee (i) commits any act of malfeasance or wrongdoing affecting Company, (ii) breaches any covenant not to compete, or employment contract, with the Company or any subsidiary of the Company, or (iii) engages in conduct that would warrant the Grantee’s discharge for cause (excluding general dissatisfaction with the performance of the Grantee’s duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon the Company or any subsidiary), any unexercised portion of the Option shall immediately terminate and be void.

Section 3. Procedures for Exercise of Options

     3.1 The Grantee may exercise the Option with respect to all or any part of the number of Options then exercisable and vested hereunder by giving the Secretary of the Company written notice of intent to exercise. The notice of exercise shall specify the number of Options to be exercised and the date of exercise, which date shall be at least five days after the giving of such notice, unless an earlier time shall have been mutually agreed upon.

     3.2 Full payment (in U.S. dollars) by the Grantee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Committee, in whole or in part through the surrender of previously acquired shares of Stock at their fair market value on the exercise date. Upon exercise of the Option, or any part thereof, the Grantee may incur certain liabilities for federal, state or local taxes and the Company may be required by law to withhold such taxes for payment to taxing authorities. Upon determination by the Company of the amount of taxes required to be withheld, if any, with respect to the shares to be issued pursuant to the exercise of the Option, the Grantee shall pay all Federal state and local tax withholding requirements to the Company.

     On the exercise date specified in the Grantee’s notice or as soon thereafter as is practicable, the Company shall cause to be delivered to the Grantee, a certificate or certificates for the Option Shares then being purchased (out of unissued Stock or reacquired Stock, as the Company may elect) upon full payment for such Option Shares. The obligations of Company to deliver Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     3.3 If the Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Grantee’s right to purchase such Option Shares may be terminated by the Company. The date specified in the Grantee’s notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

Section 4. Adjustment of and Changes in Stock of Company

     In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of shares of Stock subject to the Option or in the option price; provided, however, that no such adjustment shall give the Grantee any additional benefits or disadvantages under the Option.

Section 5. Fair Market Value

     As used herein, the fair market value of a share of Stock shall be the value determined in accordance with the Plan.

Section 6. No Rights of Stockholder

     Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

Section 7. Non-Transferability of Option

     During the Grantee’s lifetime, the Option hereunder shall be exercisable only by the Grantee or any personal representative, guardian, conservator, or legal representative of the Grantee, and the Option shall not be transferable except, in case of the death of the Grantee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

Section 8. Employment Not Affected

     Neither the grant of the Option nor its exercise shall be construed as granting to the Grantee any right with respect to continuance of employment of the Company. Except as may otherwise be limited by a written agreement between the Company and the Grantee, the right of the Company to terminate at will the Grantee’s employment with it at any time (whether by dismissal, discharge, retirement, or otherwise) is specifically reserved by the Company and acknowledged by the Grantee.

Section 9. Amendment of Option

     The Option may be amended by the Board or the Committee at any time (i) if the Board or the Committee determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Code or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Grantee.

Section 10. Notice

     Any notice to Company provided for in this instrument shall be addressed to it in care of its Secretary at Matrixx Initiatives, Inc., 4742 N. 24th Street, Suite 455, Phoenix, AZ 85016 and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the records of the Company. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

Section 11. Incorporation of Plan by Reference

     The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

Section 12. Governing Law

     The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of Arizona.

Section 13. Tax Information and Notice of Disqualifying Disposition

     This Option is intended to be eligible for treatment as an “incentive stock option” under Code Section 422 of the Internal Revenue Code of 1986. Whether this Option will receive such tax treatment will depend, in part, on the actions by the Grantee after exercise of this Option. For example, if the Grantee disposes of any of the Option Shares acquired under this Option within two years after the Date of Grant and within one year of the date of exercise of this Option, the Grantee may lose the benefits of Code Section 422. Accordingly, the Company makes no representations by way of the Plan, this Agreement, or otherwise, with respect to the actual tax consequences of the grant or exercise of this Option or the subsequent disposition of the Option Shares acquired under this Option.

     If the Grantee sells or makes a disposition (within the meaning of Section 422 of the Code) of any of the Option Shares acquired under this Option prior to the later of (i) one year from the date of exercise of such Option Shares, or (ii) two years from the Date of Grant, the Grantee agrees to give written notice to the Company of such disposition. The notice shall include the sales price and date of disposition of the Option Shares, and the related exercise price and date of exercise of the Option.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to sign this Agreement, and the Grantee has signed this Agreement effective as of the date in the first paragraph of this Agreement.

MATRIXX INITIATIVES, INC., a Delaware corporation

By:
Its:

ACCEPTED AND AGREED TO: